Exhibit 24.1
                               ------- ----

                   FOOTE, PASSEY, GRIFFIN and COMPANY
                      Certified Public Accountants
                      310 South Main St., Suite 140
                       Salt Lake City, Utah 84101
                          Phone: (801) 364-9300
                           Fax (801) 364-9301


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the reference to our Firm under the caption "Experts" in the Registration Statement of Gold Standard, Inc. on Form S-3, dated May 10, 1996.

                                  /s/  Foote, Passey, Griffin and Company

Salt Lake City, Utah
May 10, 1996